Dahlman Rose & Co
March 12-13, 2008

Forward Looking Statements
All statements, other than statements of historical fact, included in this presentation are
“forward-looking” statements within the meaning of Section 27A of the Securities Act of
1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including  statements regarding the intent, belief or current expectations of Rosetta Resources
Inc. and its subsidiaries (the “Company”) and its management. These forward-looking statements are based upon current expectations and are subject to a number of risks, uncertainties and assumptions that could cause actual results to differ materially from those herein described.
Accordingly, you are cautioned that these forward-looking statements are not guarantees of future performance. Please refer to Company’s risks, uncertainties and assumptions as it discloses from time to time in the Company’s reports and registration statements filed with the SEC, including the risk factors identified in its Annual Report on Form 10-K for the year ended December 31, 2007, which can also be found on the Company’s website at www.rosettaresources.com.  The Company undertakes no duty to update the information contained herein except as required by law.

Corporate Profile
• Rosetta established as a stand-alone operating
     company on July 7, 2005
• Stock trades on NASDAQ, symbol: “ROSE”
• Shares outstanding (Dil.)= 50.6 million
• Core areas include:
 – Sacramento Basin
 – DJ Basin
 – Lobo
 – Perdido

It’s A Great Time to Look at Rosetta
• Track record of solid performance
 – Strong financial and operational results
 – Favorable cost structure
 – Balance sheet capacity
• High-quality asset base with core area focus
• Balanced plan in place for both growth and value creation
• Experienced management with passion and commitment

Record Financial Performance
	2007	2006
Average Production (MMcfe/day)	126	92
Realized Price ($/Mcfe)	$7.93	$8.13
Total Revenues ($MM)	$363.5	$271.8
Total Cash Costs ($/Mcfe)	$2.45	$2.63
Net Income ($MM)	$57.2	$44.6
EPS Diluted ($/Share)	$1.13	$0.88
Debt/Total Capital (as of year end)	22%	23%

Revolving Credit	$170
Second Lien Term	75
$245
Financial Flexibility to Grow
• Hedged 68 BBtu/d for 2008 with swaps with an average price of $7.75 and
        5 BBtu/d of collars at $8.00 by $10.55
• Protected 2009 natural gas production with 52 BBtu/d swapped at an average price of $7.65 and 5 BBtu/d of collars at $8.00 by $10.05
• Protected 2010 natural gas production with 10 BBtu/d swapped at $8.31
• Revolving line of credit-conforming borrowing base of $350 MM
• $179 million unused capacity
• Currently have $245 million debt outstanding:

15%
2008 Range: 140-150 MMcfe/d
Range
(MMcfe/d)
Record Production Growth

($/MMcfe)
Improving Lifting Cost Performance

2007
2006
Proved = 408 Bcfe
Proved = 418 Bcfe
(Bcfe)
High-Quality Proved Reserve Base

(as of12/31/07)
Concentrated Asset Positions in Quality U.S. Basins

• Grow from identified core property inventory
• Extend existing core areas into new opportunities
• Establish new resource-based core areas
• Pursue selective acquisitions and divestitures
• Leverage technological expertise
• Focus on cost control
• Maintain financial flexibility
Balanced Plan for Growth and Value Creation

2007 Program1
Total CapEx = $334
2008 Program
Total CapEx = $290
1) Includes OPEX Transaction at a cost of $39 million.
($MM)
2008 Capital Allocation Reflects Core Area Focus

Rockies
•73 Wells - Drill in 2008
•$24 MM - 2008 CapEx
California
•25 Wells - Drill in 2008
•$48 MM - 2008 CapEx
Perdido
•10 Wells - Drill in 2008
•$25 MM - 2008 CapEx
Lobo
•48 Wells - Drill in 2008
•$92 MM - 2008 CapEx
Offshore/State Waters
•0 Wells - Drill in 2008
•$4 MM - 2008 CapEx
70% of Capital Budget
Texas Other
•8 Wells - Drill in 2008
•$4 MM - 2008 CapEx
2008 Development Program Activity

Sacramento Basin
 Rio Vista
 • 33,843 net acres under lease
 • 100 % working interest in RVGU and most deep leases
 •  137 producing wells
 Sac Extension (including Opex)
 • 41,194 net acres under lease
 • 45 - 100% working interest
 • 36 producing wells
 2007 Full Year Highlights
 • Acquired Opex properties for $38.7 MM, effective 10/1/06
 • Extended Martinez production on South Twitchell Island
       by drilling 5 successful wells
 • Drilled development well on Opex Roaring River prospect

2007
• Acquired ~15,000 net acres (115,000 total net acres)
• Shot 34 mi2 of 3D seismic data (2 surveys)
• Drilled 69 wells (55 gas, 14 dry; 80% success)
• Producing 10 MMcf/d at year end
• 100% completion of gas gathering for Vernon and
       Sandy Bluffs
2008 Plans
• Acquire approx 29 mi2 of 3D (7 surveys) in January
• Drill 60-70 wells
Location:	NE Colorado
Target Formation:	Beecher Island Chalk @ ~2,500 feet
Trap & Hydrocarbon Type:	Structural (fault-bounded), biogenic gas
DJ Basin Niobrara Project

General Information
• +/-81,000 acres
• ~300 wells with over 100 drillable locations
2008 Plans
• Continue two rig drilling program Drilling 48 wells
• Acquire +120 square mile 3D over its SCR Ranch LOBO
 properties to get full 3D coverage
• Add 6,000 net acres in the LOBO mainly in Schwarz
 Rottermann area
South Texas - Lobo

Currently drilling
Perdido Acreage
2007 Upper Perdido locations
2007 Blue Delta Locations
2007 Red Delta Locations
Current horizontal producers
2007 Lower Perdido locations
 General Information
 • 50% W.I. - 37.5% N.R.I.
 • EOG is Operator
 • +/- 9,000 net acres
 • +/- 100 square miles of 3D seismic
 • 42 Producing Wells (23 verticals and 19
 horizontals) - over 50 drillable horizontal
       locations
 2008 Activity
 • Drill ten wells
South Texas - Perdido

Rockies - DJ - Niobrara Play
•Land and seismic focused in core areas
•Investigating new opportunities
California - Sacramento Basin
•Possible land and seismic purchase
•Winters Deep tests
Rockies - San Juan Basin
•Potential Fruitland Coal farm-in & land
acquisitions
South Texas
•Lobo land and seismic purchase
•Perdido extension opportunities
2008 Exploration Focus Areas

Priorities for 2008
• Calpine Resolution
• Organization
 – Fill key operations leadership roles
 – Identify competencies and gaps
 – Build essential operations and analytical functions
 – Attract and retain quality workforce
• Resources
 – Identify inventory in existing core positions
 – Evaluate new basins and plays of interest
 – Pursue M&A that makes sense
• Execution
 – Focus on capital and cost efficiency
 – Strive for differential performance
 – Deliver on expectations

Outstanding Contract/Transition Issues
• Ongoing Rio Vista Gas Sales Contract
• Partial Settlement Complete
• Non-Consent Properties ($75 Million)
• Fraudulent Conveyance Resolution
• Calpine Emerged from Bankruptcy
• Report of Experts Due in March
• Complete Depositions in April
• Trial

It’s A Great Time to Look at Rosetta
• Track record of solid performance
 – Strong financial and operational results
 – Favorable cost structure
 – Balance sheet capacity
• High-quality asset base with core area focus
• Balanced plan in place for both growth and value creation
• Experienced management with passion and commitment